                                                                      Exhibit 99

BOAMS 05-D - Price/Yield - 1A2

Balance          $1,400,000.00   Delay           24
Initial Coupon   4.505788        Dated           4/1/2005
Settle           4/28/2005       First Payment   5/25/2005

                      5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                     Yield           Yield           Yield           Yield           Yield          Yield            Yield
--------------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
99-11.00                   4.718           4.739           4.751           4.765           4.781          4.819             4.868
99-12.00                   4.705           4.723           4.735           4.747           4.762          4.796             4.841
99-13.00                   4.692           4.708           4.718           4.730           4.742          4.773             4.814
99-14.00                   4.679           4.693           4.702           4.712           4.723          4.750             4.786
99-15.00                   4.665           4.678           4.685           4.694           4.704          4.727             4.759
99-16.00                   4.652           4.663           4.669           4.676           4.685          4.705             4.731
99-17.00                   4.639           4.648           4.653           4.659           4.665          4.682             4.704
99-18.00                   4.626           4.633           4.636           4.641           4.646          4.659             4.676
99-19.00                   4.613           4.617           4.620           4.623           4.627          4.636             4.649
99-20.00                   4.600           4.602           4.604           4.605           4.608          4.613             4.622
99-21.00                   4.587           4.587           4.587           4.588           4.588          4.591             4.594
99-22.00                   4.574           4.572           4.571           4.570           4.569          4.568             4.567
99-23.00                   4.561           4.557           4.555           4.552           4.550          4.545             4.540
99-24.00                   4.548           4.542           4.538           4.535           4.531          4.522             4.512
99-25.00                   4.535           4.527           4.522           4.517           4.512          4.500             4.485
99-26.00                   4.522           4.512           4.506           4.499           4.493          4.477             4.458
99-27.00                   4.509           4.497           4.490           4.482           4.473          4.454             4.430

WAL                        2.601           2.237           2.066           1.905           1.751          1.470             1.218
Mod Durn                   2.395           2.067           1.913           1.766           1.628          1.372             1.142
Principal Window
   Begin                5/25/2005       5/25/2005       5/25/2005       5/25/2005       5/25/2005      5/25/2005        5/25/2005
Principal Window
   End                  2/25/2008       2/25/2008       2/25/2008       2/25/2008       2/25/2008      2/25/2008        2/25/2008

LIBOR_1YR                 3.7675          3.7675          3.7675          3.7675          3.7675          3.7675          3.7675

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-D - Price/Yield - 2A4

Balance          $71,406,000.00   Delay           24
Initial Coupon   4.805108         Dated           4/1/2005
Settle           4/28/2005        First Payment   5/25/2005

                  5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                 Yield          Yield           Yield            Yield          Yield            Yield           Yield
----------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
99-18.00              4.886           4.892          4.904           4.917           4.931          4.961            4.996
99-19.00              4.878           4.882          4.891           4.900           4.910          4.932            4.958
99-20.00              4.871           4.872          4.877           4.883           4.890          4.904            4.920
99-21.00              4.864           4.862          4.864           4.867           4.869          4.875            4.882
99-22.00              4.856           4.852          4.851           4.850           4.849          4.847            4.844
99-23.00              4.849           4.842          4.837           4.833           4.828          4.818            4.806
99-24.00              4.842           4.832          4.824           4.816           4.808          4.789            4.768
99-25.00              4.835           4.822          4.811           4.799           4.787          4.761            4.730
99-26.00              4.827           4.812          4.798           4.783           4.767          4.732            4.692
99-27.00              4.820           4.802          4.784           4.766           4.747          4.704            4.654
99-28.00              4.813           4.792          4.771           4.749           4.726          4.675            4.616
99-29.00              4.805           4.782          4.758           4.733           4.706          4.647            4.578
99-30.00              4.798           4.772          4.745           4.716           4.685          4.618            4.540
99-31.00              4.791           4.762          4.731           4.699           4.665          4.590            4.502
100-00.00             4.784           4.752          4.718           4.682           4.645          4.561            4.464
100-01.00             4.776           4.742          4.705           4.666           4.624          4.533            4.427
100-02.00             4.769           4.732          4.692           4.649           4.604          4.505            4.389

WAL                   4.908           3.470          2.557           2.000           1.625          1.149            0.857
Mod Durn              4.278           3.121          2.350           1.864           1.528          1.094            0.821
Principal Window
   Begin            3/25/2010      11/25/2007      3/25/2007      10/25/2006       7/25/2006      2/25/2006       12/25/2005
Principal Window
   End              3/25/2010       9/25/2009      7/25/2008      11/25/2007       5/25/2007      10/25/2006       5/25/2006

LIBOR_1YR            3.7675          3.7675         3.7675          3.7675          3.7675          3.7675          3.7675

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-D - Price/Yield - 2A5

Balance          $44,652,000.00   Delay           24
Initial Coupon   4.805108         Dated           4/1/2005
Settle           4/28/2005        First Payment   5/25/2005

                      5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                     Yield           Yield           Yield           Yield           Yield          Yield            Yield
--------------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
99-05.00                  4.981           4.982           5.007           5.046           5.088           5.181           5.289
99-06.00                  4.974           4.974           4.998           5.035           5.074           5.161           5.263
99-07.00                  4.966           4.967           4.989           5.023           5.060           5.141           5.237
99-08.00                  4.959           4.960           4.980           5.012           5.046           5.122           5.211
99-09.00                  4.952           4.952           4.971           5.000           5.032           5.102           5.185
99-10.00                  4.944           4.945           4.961           4.989           5.018           5.083           5.159
99-11.00                  4.937           4.937           4.952           4.977           5.004           5.063           5.133
99-12.00                  4.930           4.930           4.943           4.966           4.990           5.044           5.107
99-13.00                  4.922           4.922           4.934           4.954           4.976           5.024           5.081
99-14.00                  4.915           4.915           4.925           4.943           4.962           5.005           5.055
99-15.00                  4.908           4.908           4.916           4.932           4.948           4.985           5.029
99-16.00                  4.900           4.900           4.907           4.920           4.934           4.966           5.003
99-17.00                  4.893           4.893           4.898           4.909           4.920           4.946           4.977
99-18.00                  4.886           4.885           4.889           4.897           4.906           4.927           4.951
99-19.00                  4.878           4.878           4.879           4.886           4.892           4.907           4.925
99-20.00                  4.871           4.871           4.870           4.874           4.878           4.888           4.899
99-21.00                  4.864           4.863           4.861           4.863           4.865           4.868           4.873

WAL                       4.908           4.836           3.856           3.000           2.429           1.713           1.271
Mod Durn                  4.274           4.218           3.438           2.729           2.239           1.606           1.204
Principal Window
   Begin                3/25/2010       9/25/2009       7/25/2008      11/25/2007       5/25/2007      10/25/2006       5/25/2006
Principal Window End    3/25/2010       3/25/2010      10/25/2009      10/25/2008       2/25/2008       4/25/2007      10/25/2006

LIBOR_1YR                 3.7675         3.7675          3.7675          3.7675          3.7675          3.7675          3.7675

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 2005-D BE - Price/Yield - 2A456

Balance          $86,281,000.00   Delay           24
Initial Coupon   4.805108         Dated           4/1/2005
Settle           4/28/2005        First Payment   5/25/2005

                  5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                 Yield           Yield           Yield           Yield           Yield          Yield           Yield
----------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
99-22.00              4.856           4.855           4.853           4.851           4.850           4.849           4.847

WAL                   4.908           4.256           3.569           2.885           2.333           1.642           1.220
Mod Durn              4.277           3.753           3.187           2.617           2.146           1.538           1.156
Principal Window
   Begin            3/25/2010      11/25/2007       3/25/2007      10/25/2006       7/25/2006      2/25/2006       12/25/2005
Principal Window
   End              3/25/2010       3/25/2010       3/25/2010       3/25/2010       3/25/2009      1/25/2008       4/25/2007

LIBOR_1YR            3.7675          3.7675          3.7675          3.7675          3.7675          3.7675          3.7675

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-D - Price/Yield - 2A2

Balance          $102,628,000.00   Delay           0
Initial Coupon   4.805108          Dated           4/25/2005
Settle           4/28/2005         First Payment   5/25/2005

Price             5 CPR To Roll  10 CPR To Roll  12.5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll
                      Yield           Yield            Yield            Yield           Yield           Yield
----------------  -------------  --------------  ----------------  --------------  --------------  --------------
100.459600000         4.649           4.471            4.380            4.288           4.098           3.904

WAL                   2.458           1.272            1.020            0.849           0.632           0.500
Mod Durn              2.229           1.198            0.969            0.811           0.609           0.484
Principal Window
   Begin            5/25/2005       5/25/2005        5/25/2005        5/25/2005       5/25/2005       5/25/2005
Principal Window
   End              3/25/2010      12/25/2007        5/25/2007        1/25/2007       8/25/2006       4/25/2006

LIBOR_1YR            3.7675          3.7675           3.7675           3.7675          3.7675          3.7675

Price             30 CPR To Roll  35 CPR To Roll  40 CPR To Roll  45 CPR To Roll  50 CPR To Roll
                       Yield           Yield           Yield           Yield           Yield
----------------  --------------  --------------  --------------  --------------  --------------
100.459600000          3.703           3.493           3.278           3.052           2.807

WAL                    0.411           0.347           0.299           0.261           0.229
Mod Durn               0.400           0.338           0.292           0.256           0.225
Principal Window
   Begin             5/25/2005       5/25/2005       5/25/2005       5/25/2005       5/25/2005
Principal Window
   End               2/25/2006      12/25/2005      11/25/2005      10/25/2005       9/25/2005

LIBOR_1YR             3.7675          3.7675          3.7675          3.7675          3.7675

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-D - Price/Yield - 2A5

Balance          $44,652,000.00   Delay           24
Initial Coupon   4.805108         Dated           4/1/2005
Settle           4/28/2005        First Payment   5/25/2005

                   10 CPB To Roll  15 CPB To Roll  20 CPB To Roll  25 CPB To Roll  30 CPB To Roll  35 CPB To Roll  40 CPB To Roll
Price                  Yield           Yield           Yield           Yield           Yield           Yield           Yield
-----------------  --------------  --------------  --------------  --------------  --------------  --------------  --------------
99-17.50               4.886           4.887           4.893           4.903           4.913           4.925           4.937

WAL                    4.908           4.768           3.854           3.000           2.429           2.021           1.713
Mod Durn               4.275           4.166           3.438           2.730           2.240           1.882           1.607
Principal Window
   Begin             3/25/2010       9/25/2009       7/25/2008       11/25/2007      5/25/2007       1/25/2007       10/25/2006
Principal Window
   End               3/25/2010       3/25/2010       10/25/2009      10/25/2008      2/25/2008       8/25/2007       4/25/2007

LIBOR_1YR              3.7675          3.7675          3.7675          3.7675          3.7675          3.7675          3.7675

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BOAMS 05-D - Price/Yield - 2A4

Balance          $71,406,000.00   Delay           24
Initial Coupon   4.805108         Dated           4/1/2005
Settle           4/28/2005        First Payment   5/25/2005

                       5 CPR To Roll  10 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  35 CPR To Roll  50 CPR To Roll
Price                      Yield           Yield           Yield           Yield           Yield           Yield           Yield
---------------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
99-18.00                   4.886           4.886           4.892           4.904           4.917           4.945           4.996
99-19.00                   4.878           4.878           4.882           4.891           4.900           4.921           4.958
99-20.00                   4.871           4.870           4.872           4.877           4.883           4.896           4.920
99-21.00                   4.864           4.863           4.862           4.864           4.867           4.872           4.882
99-22.00                   4.856           4.855           4.852           4.851           4.850           4.848           4.844
99-23.00                   4.849           4.848           4.842           4.837           4.833           4.823           4.806
99-24.00                   4.842           4.840           4.832           4.824           4.816           4.799           4.768
99-25.00                   4.835           4.833           4.822           4.811           4.799           4.775           4.730
99-26.00                   4.827           4.825           4.812           4.798           4.783           4.750           4.692
99-27.00                   4.820           4.817           4.802           4.784           4.766           4.726           4.654
99-28.00                   4.813           4.810           4.792           4.771           4.749           4.702           4.616
99-29.00                   4.805           4.802           4.782           4.758           4.733           4.677           4.578
99-30.00                   4.798           4.795           4.772           4.745           4.716           4.653           4.540
99-31.00                   4.791           4.787           4.762           4.731           4.699           4.629           4.502
100-00.00                  4.784           4.780           4.752           4.718           4.682           4.604           4.464
100-01.00                  4.776           4.772           4.742           4.705           4.666           4.580           4.427
100-02.00                  4.769           4.765           4.732           4.692           4.649           4.556           4.389

Spread @ Center Price       32.1            33.7            45.3            57.1            65.4            62.1            56.3
WAL                        4.908           4.713           3.470           2.557           2.000           1.354           0.857
Mod Durn                   4.278           4.124           3.121           2.350           1.864           1.282           0.821
Principal Window
   Begin                 3/25/2010       3/25/2009      11/25/2007       3/25/2007      10/25/2006       4/25/2006      12/25/2005
Principal Window End     3/25/2010       3/25/2010       9/25/2009       7/25/2008      11/25/2007       1/25/2007       5/25/2006

LIBOR_1YR                  3.7675         3.7675          3.7675          3.7675          3.7675          3.7675          3.7675

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

[LOGO] Banc of America Securities

                      NEW ISSUE: BOAMS 05-D Pricing Summary

                           HYBRID ARMS (3/1, 5/1, 7/1)

--------------------------------------------------------------------------------

Inventory     MDS3
Trade Dates   04/12/2005 and 04/13/2005
Settle Date   4/28/2005
S/C Code      N
Lead          BAS
Size          $491,481,000.00

      Class           1-A-1      1-A-2        2-A-1        2-A-2        2-A-3
-----------------  ----------  ---------  ------------  -----------  ------------
Cusip                  TBD        TBD          TBD          TBD          TBD
Trade Date          4/12/2005  4/12/2005    4/12/2005    4/12/2005    4/12/2005
Rating                 M/F        M/F          M/F          M/F          M/F
Size               36,768,000  1,400,000   25,000,000   102,628,000   41,212,000
Maturity            4/25/2035  4/25/2035    4/25/2035    4/25/2035    4/25/2035
Dated Date          4/1/2005   4/1/2005     4/1/2005     4/25/2005    4/25/2005
WAL                   1.91       1.91         2.57         0.50          1.25
Ist Coupon          5/25/2005  5/25/2005    5/25/2005    5/25/2005    5/25/2005
Payment Frequency    Monthly    Monthly      Monthly      Monthly      Monthly
Coupon              4.50578%   4.50578%     4.80510%     4.80510%      4.80510%
Bench               2Yr Swap   2Yr Swap   2.57 yr SWAP  0.5 yr EDSF  1.25 yr EDSF
Spread                26.5        50           55           35            50
All-In Yield        4.39405%   4.62900%     4.77901%     3.90407%      4.45607%
Price                99.9995    99.5835      99.8573     100.4596      100.4734
Class Type             PT         PT           PT           SEQ          SEQ
Day Count            30/360     30/360       30/360       30/360        30/360
Accrual Period         25         25           25           25            25
Day Delay              24         24           24            0            0
Record Date         4/30/2005  4/30/2005    4/30/2005    4/30/2005    4/30/2005

      Class           2-A-4       2-A-5        2-A-6         2-A-7         3-A-1
-----------------  ----------  ----------  ------------  ------------  ------------
Cusip                 TBD         TBD          TBD           TBD           TBD
Trade Date         4/12/2005   4/12/2005    4/12/2005     4/12/2005     4/13/2005
Rating                M/F         M/F          M/F           M/F           M/F
Size               71,406,000  44,652,000   46,315,000    92,221,000    29,879,000
Maturity           4/25/2035   4/25/2035    4/25/2035     4/25/2035     4/25/2035
Dated Date          4/1/2005    4/1/2005     4/1/2005      4/1/2005      4/1/2005
WAL                   2.00        3.00         4.14          4.91          2.91
Ist Coupon         5/25/2005   5/25/2005    5/25/2005     5/25/2005     5/25/2005
Payment Frequency   Monthly     Monthly      Monthly       Monthly       Monthly
Coupon              4.80510%    4.80510%     4.80510%      4.80510%      5.12782%
Bench              2 yr SWAP   3 yr SWAP   4.14 yr SWAP  4.91 yr SWAP  2.91 yr SWAP
Spread                 65          65           48            33            70
All-In Yield        4.77903%    4.95401%     4.91402%      4.83701%      4.95458%
Price               99.8194     99.4075      99.4628       99.7709       100.2433
Class Type            SEQ         SEQ          SEQ           SEQ            PT
Day Count            30/360      30/360       30/360        30/360        30/360
Accrual Period         25          25           25            25            25
Day Delay              24          24           24            24            24
Record Date        4/30/2005   4/30/2005    4/30/2005     4/30/2005     4/30/2005

This report is for information purposes only and is based on information available to the public from sources believed to be reliable, but no representation is made that it is accurate or complete, and no information herein should be relied upon as such. Opinions and projections found in this report reflect our opinion as of the report date and are subject to change without notice. This report is neither intended nor should be considered as an offer to sell, or solicitation or basis for any contract, for the purchase of, any security, loan or other financial product. Banc of America Securities LLC, its affiliates, Bank of America Corporation and their respective directors, officers and employees, from time to time may maintain a long or short position in, act as a market maker for, or purchase or sell a position in, securities, loans or other financial products mentioned herein, or of the entities referred to herein, or related investment securities or products. Banc of America Securities LLC or its affiliates may have acted as manager or co-manager for a public offering of securities of companies mentioned herein. Banc of America Securities LLC or its affiliates may be performing, have performed or seek to perform investment banking, advisory, banking or other services for any company mentioned herein. Certain securities in this report may not have been registered under the Securities Act of 1933 as amended (the "Securities Act") and may not be offered or sold except in a transaction pursuant to SEC Rule 144A, Regulation S or otherwise exempt from or not subject to the registration requirements of the Securities Act. Past performance of securities, loans or other financial instruments is not indicative of future performance. This report may not be circulated or reproduced without prior written permission from Banc of America Securities LLC. Further information on any security mentioned herein may be available upon request. Banc of America Securities LLC is a subsidiary of Bank of America Corporation and is a member of NYSE, NASD and SIPC. (C) 2004 Banc of America Securities LLC

--------------------------------------------------------------------------------

BOAMS 2005-D - Price/Yield - 2A5

Balance          $23,727,000.00   Delay           24
Initial Coupon   4.805108         Dated           4/1/2005
Settle           4/28/2005        First Payment   5/25/2005

                  5 CPR To Roll  15 CPR To Roll  20 CPR To Roll  25 CPR To Roll  30 CPR To Roll  40 CPR To Roll  50 CPR To Roll
Price                 Yield           Yield           Yield           Yield           Yield           Yield           Yield
----------------  -------------  --------------  --------------  --------------  --------------  --------------  --------------
99-19.00              4.878           4.878           4.879           4.886           4.892           4.907           4.925

WAL                   4.908           4.836           3.856           3.000           2.429           1.713           1.271
Mod Durn              4.276           4.219           3.440           2.730           2.240           1.607           1.205
Principal Window
   Begin            3/25/2010       9/25/2009       7/25/2008      11/25/2007       5/25/2007      10/25/2006       5/25/2006
Principal Window
   End              3/25/2010       3/25/2010      10/25/2009      10/25/2008       2/25/2008       4/25/2007      10/25/2006

LIBOR_1YR             3.7675         3.7675          3.7675          3.7675          3.7675          3.7675          3.7675

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.